UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:      July 31

Date of reporting period:     July 31, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Preferred Income Fund

7.31.2005

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 12

Trustees & officers
page 30

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ Keith F. Hartstein

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of July 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide a high level
of current income,
consistent with
preservation of capi-
tal, by investing in a
diversified portfolio
of securities that, in
the opinion of the
Adviser, may be
undervalued relative
to similar securities
in the marketplace.
Under normal
market conditions,
the Fund invests at
least 80% of its
assets in preferred
stocks and other
preferred securities.

Over the last twelve months

* Preferred stocks posted strong gains, overcoming scattered bouts of weakness during the year.

* Convertible-preferred-stock holdings aided performance.

* An influx of supply of newly issued preferred stocks presented opportunities for the Fund to add attractively valued, high-quality securities.

[Bar chart with heading "John Hancock Preferred Income Fund." Under the heading is a note that reads "Fund performance for the year ended July 31, 2005." The chart is scaled in increments of 10% with 0% at the bottom and 20% at the top. The first bar represents the Fund's 13.87% net asset value. The second bar represents the Fund's 5.55% market value. The third bar represents the Fund's 7.93% yield on closing market price. The first note below the chart reads "The total returns for the Fund include all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results." The second note below the chart reads "The yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price."]

Top 10 issuers

 3.3%   Nexen, Inc.
 3.2%   DPL Capital Trust II
 2.6%   MetLife, Inc.
 2.5%   Interstate Power & Light Co.
 2.5%   Telephone & Data Systems, Inc.
 2.5%   HSBC Finance Corp.
 2.3%   PFGI Capital Corp.
 2.2%   Public Storage, Inc.
 2.2%   ING Groep N.V.
 2.1%   General Motors Corp.

As a percentage of net assets plus the value of preferred shares on July 31, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Preferred Income Fund

Preferred stocks -- which are the primary emphasis of John Hancock Preferred Income Fund -- posted strong gains for the 12-month period ended July 31, 2005, overcoming scattered bouts of weakness during the year. They began the period just after the Federal Reserve Board started to raise short-term interest rates, which triggered an early summer Treasury market sell-off that put pressure on preferred-stock prices. Because preferreds make fixed payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Despite evidence of a strengthening economy and additional short-term interest rate hikes by the Federal Reserve Board, preferred-stock prices generally moved higher throughout the remainder of 2004, mirroring a somewhat positive tone in the U.S. Treasury market. That rally was based on investors' confidence that even though the Fed might continue to raise rates, those rate hikes would be small and measured, given the potential for record-high oil prices and higher interest rates themselves to dampen economic growth. Preferred stocks were further boosted by the combination of constrained supply and strong demand. Supply was muted throughout most of the period, as fewer companies issued new preferred securities, while others bought back their outstanding shares. That said, supply ticked higher in the final months of the period, putting some pressure on the preferred-stock marketplace. Demand, meanwhile, remained strong throughout the year, fueled by investors' appetite for yield, particularly in light of the fact that changes in the tax code in 2003 helped to make ownership of certain dividend-yielding stocks more attractive.

"Preferred stocks...posted strong
 gains for the 12-month period
 ended July 31, 2005..."

Performance

For the 12 months ended July 31, 2005, John Hancock Preferred Income Fund returned 13.87% at net asset value and 5.55% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 16.94% at net asset value, according to Lipper, Inc. In the same 12-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 46.29%, and the broader stock market, as measured by the Standard & Poor's 500 Index, gained 14.05%.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]

Leaders and laggards

Among our best-performing holdings during the year were some convertible-preferred stocks, which will be converted into common stocks at a set date. For example, ONEOK, a diversified energy company involved in oil and gas production, natural gas processing, gathering, storage and transmission in the mid-continent areas of the United States, performed very well. It continued to reap the benefits of a well-executed business strategy and its ability to pass on price increases in the wake of higher commodities prices. Other winners among convertibles included Public Service Enterprise Group, which was boosted largely by the fact that it will be acquired by Exelon Corp., and Great Plains Energy, a solid Midwest utility company that was lifted by the nearly year-long rally of utility stocks and by a growing appetite for preferred stocks with high coupons.

"Among our best-performing hold
 ings during the year were some
 convertible-preferred stocks..."

Among non-convertible preferred stocks, we enjoyed strong performance from our holdings in cable company Comcast, which benefited from an upgrade in its credit rating to investment grade. Our holdings in DPL Capital Trust II also worked out well. They were boosted by the fact that the company made a tender offer for the specific security we owned. On the flip side, our holdings in the preferred stock of General Motors proved disappointing throughout the period as the company struggled amid flagging demand for its cars and had its credit rating cut to below-investment-grade. Despite its recent travails, we continue to maintain our stake in GM because we like its attractive yields and because we believe that the company is taking some positive steps toward addressing its problems, such as cutting costs and reducing production.

[Table at top left-hand side of page entitled "Industry distribution1."
The first listing is Electric utilities 22%, the second is Multi-utilities & unregulated power 14%, the third is Diversified banks 9%, the fourth is Other diversified financial services 7%, the fifth is Investment banking & brokerage 6%, the sixth is Gas utilities 5%, the seventh is Real estate investment trusts 4%, the eighth is Life & health insurance 4%, the ninth is Consumer finance 4%, the tenth is Integrated telecommunication services 4%, the eleventh is Regional banks 3%, the twelfth is Oil & gas exploration & production 3%, the thirteenth is Multi-line insurance 3%, the fourteenth is Automobile manufacturers 2%, the fifteenth is Broadcasting & cable TV 2% and the sixteenth is All others 5%.]

Supply glut = opportunity

In the final months of the period, there was a glut of newly issued preferred stocks as companies rushed to lock in low interest rates. That influx of supply temporarily weighed on preferred-stock prices and afforded us the opportunity to buy some attractively valued tax-advantaged issues with relatively high coupons. Among our purchases was insurance giant MetLife, which carried a coupon of 6.50% and performed quite well from the point at which we bought it through the end of the period. It was buoyed by strong demand from investors seeking high-yielding, tax-advantaged securities issued by high-quality companies.

[Pie chart in middle of page with heading "Portfolio diversification1." The chart is divided into five sections (from top to right): Preferred stocks 85%, Capital preferred securities 8%, Common stocks 3%, Short-term investments 3% and Bonds 1%.]

Outlook

In our view, the Fed probably hasn't yet reached the end of its campaign to raise short-term interest rates to cool economic growth and potential inflationary pressures. This could pose periodic short-term challenges for dividend-producing securities. Over the longer term, however, we're more upbeat, especially given the fact that we believe a good portion, if not all, of future interest rate hikes have already been factored into preferred-stock prices. Furthermore, there are already some tangible signs that economic growth has cooled as rates have moved higher. Record-high oil prices will also probably act as a drag on economic growth, most likely by reducing consumers' disposable income and raising corporate America's cost of doing business. Economic weakness in Japan and Europe could also act as a drag on the U.S. economy by limiting U.S. companies' ability to export goods and services to those regions. We believe that a slower-growth, low-inflationary environment will provide a favorable backdrop for preferred stocks. Given that high-quality, high-coupon preferred issues have come to market recently, and in anticipation of similar issuance in the near future, it will be easier to find attractive replacements for our holdings that are redeemed or called by the issuer. Finally, we believe that as the Baby Boomers age, their long-term demand for income-producing investments such as preferred stocks will continue to rise, providing a favorable underpinning for the group.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is ONEOK followed by an up arrow with the phrase "Well-executed business strategy and price increases boost price." The second listing is MetLife followed by an up arrow with the phrase "Strong demand for high-yielding, tax-advantaged securities." The third listing is General Motors followed by a down arrow with the phrase "Credit quality downgrade."]

"We believe that a slower-growth,
 low-inflationary environment will
 provide a favorable backdrop for
 preferred common stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The teams' statements reflect its own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on July 31, 2005.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
July 31, 2005

This schedule is divided into five main categories: bonds, capital preferred securities, common stocks, preferred securities and short-term investments. The bonds, capital preferred securities, common stocks and preferred securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                   Interest       Maturity       Credit     Par value
Issuer, description                                    rate       date           rating (A)     (000)           Value
Bonds 1.70%                                                                                               $11,290,042
(Cost $10,969,961)

Electric Utilities 1.70%                                                                                   11,290,042
Black Hills Corp.,
Note                                                  6.500%      05-15-13       BBB-          $5,950       6,232,542
Entergy Gulf States, Inc.,
1st Mtg Bond                                          6.200       07-01-33       BBB+           5,000       5,057,500

                                                                                 Credit     Par value
Issuer, description, maturity date                                               rating (A)     (000)           Value
Capital preferred securities 11.00%                                                                       $72,937,880
(Cost $62,637,701)

Diversified Banks 1.17%                                                                                     7,763,002
Lloyds TSB Bank Plc, 6.90%, 11-29-49 (United Kingdom)                            A+            $7,500       7,763,002

Electric Utilities 4.54%                                                                                   30,120,000
DPL Capital Trust II, 8.125%, 09-01-31                                           B+            24,000      30,120,000

Gas Utilities 3.27%                                                                                        21,702,876
KN Capital Trust I, 8.56%, Ser B, 04-15-27                                       BB+           11,500      12,507,020
KN Capital Trust III, 7.63%, 04-15-28                                            BB+            8,000       9,195,856

Integrated Telecommunication Services 0.95%                                                                 6,303,499
TCI Communications Financing Trust III, 9.65%, 03-31-27                          BBB-           5,700       6,303,499

Regional Banks 1.07%                                                                                        7,048,503
Summit Capital Trust I, 8.40%, Ser B, 03-15-27                                   A              6,500       7,048,503

See notes to
financial statements.


6


FINANCIAL STATEMENTS


Issuer, description                                                                          Shares             Value
Common stocks 4.67%                                                                                       $30,998,824
(Cost $27,559,672)

Electric Utilities 0.48%                                                                                    3,180,600
Scottish Power Plc, American Depositary Receipt (ADR)
(United Kingdom)                                                                               90,000       3,180,600

Gas Utilities 1.14%                                                                                         7,551,250
Peoples Energy Corp.                                                                          175,000       7,551,250

Multi-Utilities & Unregulated Power 3.05%                                                                  20,266,974
Alliant Energy Corp.                                                                          206,100       5,997,510
KeySpan Corp.                                                                                 168,962       6,875,064
TECO Energy, Inc.                                                                             390,000       7,394,400


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Preferred securities 120.29%                                                                             $797,867,972
(Cost $767,521,379)

Agricultural Products 1.85%                                                                                12,253,313
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                  BB+          143,000      12,253,313

Asset Management & Custody Banks 0.15%                                                                        995,600
BNY Capital V, 5.95%, Ser F                                                      A-            40,000         995,600

Automobile Manufacturers 3.22%                                                                             21,334,871
Ford Motor Co., 7.50%                                                            BB+           50,000       1,085,000
General Motors Corp., 7.25%, Ser 04-15-41                                        BB           378,700       7,952,700
General Motors Corp., 7.25%, Ser 07-15-41                                        BB            89,000       1,874,340
General Motors Corp., 7.25%, Ser 02-15-52                                        BB           254,300       5,256,381
General Motors Corp., 7.375%, Ser 05-15-48                                       Baa3          90,000       1,881,000
General Motors Corp., 7.375%, Ser 10-01-51                                       BB           149,000       3,285,450

Broadcasting & Cable TV 2.51%                                                                              16,646,091
Shaw Communications, Inc., 8.50% (Canada)                                        B+           655,100      16,646,091

Consumer Finance 5.67%                                                                                     37,619,375
CIT Group, Inc., 6.35%, Ser A                                                    BBB+          70,000       1,743,441
Ford Motor Credit Co., 7.60%                                                     Baa2         315,600       7,243,020
Household Finance Corp., 6.00%                                                   A            214,200       5,391,414
Household Finance Corp., 6.875%                                                  A            399,800      10,406,794
HSBC Finance Corp., 6.36%, Depositary Shares, Ser B                              BBB+         297,000       7,644,780
SLM Corp., 6.00%                                                                 A            207,100       5,189,926

See notes to
financial statements.


7


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Diversified Banks 11.32%                                                                                  $75,074,128
BAC Capital Trust IV, 5.875%                                                     A            181,150       4,510,635
Bank One Capital Trust V, 8.00%                                                  A-            20,500         522,340
Bank One Capital Trust VI, 7.20%                                                 A-            55,500       1,428,015
Comerica Capital Trust I, 7.60%                                                  BBB+         171,400       4,406,694
Fleet Capital Trust VII, 7.20%                                                   A            322,500       8,333,400
Fleet Capital Trust VIII, 7.20%                                                  A            464,750      12,148,565
Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom)                                                                 A            550,900      13,557,649
Royal Bank of Scotland Group Plc, 6.35%, Ser N, ADR
(United Kingdom)                                                                 A             20,000         512,600
Santander Finance Preferred S.A. Unipersonal, 6.41%,
Ser 1 (Spain)                                                                    BBB+         225,000       5,906,250
USB Capital III, 7.75%                                                           A-           327,100       8,373,760
USB Capital IV, 7.35%                                                            A-           165,700       4,273,403
USB Capital V, 7.25%                                                             A-           103,599       2,683,214
Wachovia Preferred Funding Corp., 7.25%, Ser A                                   A-            69,000       1,987,890
Wells Fargo Capital Trust IV, 7.00%                                              A             91,100       2,351,291
Wells Fargo Capital Trust VI, 6.95%                                              A-            53,400       1,383,594
Wells Fargo Capital Trust VII, 5.85%                                             A            107,750       2,694,828

Electric Utilities 24.04%                                                                                 159,447,214
American Electric Power Co., Inc., 9.25%, Conv                                   BBB          200,000       9,582,000
Boston Edison Co., 4.78%                                                         BBB+          15,143       1,383,313
Entergy Mississippi, Inc., 7.25%                                                 A-           346,000       9,085,960
FPC Capital I, 7.10%, Ser A                                                      BB+          729,791      18,500,202
FPL Group Capital Trust I, 5.875%                                                BBB+         493,300      12,342,366
FPL Group, Inc., 8.00%, Conv                                                     A-           120,000       7,839,600
Georgia Power Capital Trust VII, 5.875%                                          BBB+         250,600       6,259,988
Georgia Power Co., 6.00%, Ser R                                                  A            393,197       9,971,476
Great Plains Energy, Inc., 8.00%, Conv                                           BBB-         744,900      20,205,413
HECO Capital Trust III, 6.50%                                                    BBB-         375,400       9,797,940
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-         700,000      23,800,000
Monongahela Power Co., $7.73, Ser L                                              B             45,000       4,500,000
Northern States Power Co., 8.00%                                                 BBB-         235,000       6,265,100
Southern Co. Capital Trust VI, 7.125%                                            BBB+          49,800       1,310,238
TXU Corp., 8.125%, Conv                                                          Ba1           79,800       5,614,728
Virginia Power Capital Trust, 7.375%                                             BBB-         494,250      12,988,890

Gas Utilities 2.98%                                                                                        19,794,992
SEMCO Capital Trust I, 10.25%                                                    B-           303,446       7,889,596
Southern Union Co., 5.00%, Conv                                                  BBB           30,000       1,519,500

See notes to
financial statements.


8


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Gas Utilities (continued)
Southwest Gas Capital II, 7.70%                                                  BB           362,100      $9,530,472
TransCanada Pipelines Ltd., 8.25% (Canada)                                       BBB           32,800         855,424

Hotels, Resorts & Cruise Lines 0.47%                                                                        3,102,487
Hilton Hotels Corp., 8.00%                                                       BBB-         118,100       3,102,487

Integrated Oil & Gas 0.44%                                                                                  2,911,164
Coastal Finance I, 8.375%                                                        CCC          116,400       2,911,164

Integrated Telecommunication Services 4.23%                                                                28,099,328
Telephone & Data Systems, Inc., 6.625%                                           A-           233,000       5,848,300
Telephone & Data Systems, Inc., 7.60%, Ser A                                     A-           690,687      17,923,328
Verizon New England, Inc., 7.00%, Ser B                                          A3           166,450       4,327,700

Investment Banking & Brokerage 8.12%                                                                       53,865,479
Bear Stearns Capital Trust III, 7.80%                                            BBB           40,600       1,039,360
Lehman Brothers Holdings Capital Trust V, 6.00%, Ser M                           BBB+          70,000       1,733,200
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C                  BBB+         175,600       8,823,900
Merrill Lynch Preferred Capital Trust III, 7.00%                                 A-           330,500       8,645,880
Merrill Lynch Preferred Capital Trust IV, 7.12%                                  A-           241,152       6,335,063
Merrill Lynch Preferred Capital Trust V, 7.28%                                   A-           367,000       9,773,210
Morgan Stanley Capital Trust II, 7.25%                                           A-           240,200       6,105,884
Morgan Stanley Capital Trust III, 6.25%                                          A-            60,400       1,535,972
Morgan Stanley Capital Trust IV, 6.25%                                           A-            57,000       1,444,380
Morgan Stanley Capital Trust V, 5.75%                                            A1           347,000       8,428,630

Life & Health Insurance 5.97%                                                                              39,586,481
Lincoln National Capital VI, 6.75%, Ser F                                        BBB          143,600       3,769,500
MetLife, Inc., 6.375%, Ser B, Conv                                               BBB+           9,930         274,763
MetLife, Inc., 6.50%, Ser B                                                      BBB          950,500      24,009,630
PLC Capital Trust IV, 7.25%                                                      BBB+         186,600       4,868,394
PLC Capital Trust V, 6.125%                                                      BBB+         236,000       5,918,880
Prudential Plc, 6.50% (United Kingdom)                                           A             30,000         745,314

Multi-Line Insurance 3.76%                                                                                 24,910,525

AEGON N.V., 6.375% (Netherlands)                                                 A-           159,000       4,083,120
ING Groep N.V., 6.20% (Netherlands)                                              A-            94,193       2,401,921
ING Groep N.V., 7.05% (Netherlands)                                              A-           703,800      18,425,484

Multi-Utilities & Unregulated Power 17.17%                                                                113,897,060
Aquila, Inc., 7.875%                                                             B2           511,700      12,807,851
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          40,000       4,182,500
BGE Capital Trust II, 6.20%                                                      BBB-         623,825      16,007,349

See notes to
financial statements.


9


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Multi-Utilities & Unregulated Power (continued)
Consumers Energy Co. Financing IV, 9.00%                                         Ba2          117,600      $3,041,136
Dominion CNG Capital Trust I, 7.80%                                              BBB-         253,476       6,529,542
DTE Energy Co., 8.75%, Conv                                                      BBB-         220,000       5,579,200
DTE Energy Trust I, 7.80%                                                        BB+          135,100       3,515,302
Energy East Capital Trust I, 8.25%                                               BBB-         447,200      11,524,344
Enterprise Capital Trust I, 7.44%, Ser A                                         BB+          392,200       9,918,738
Enterprise Capital Trust III, 7.25%, Ser C                                       BB+          210,600       5,290,272
ONEOK, Inc., 8.50%, Conv                                                         BBB+          31,000       1,315,330
PSEG Funding Trust II, 8.75%                                                     BB+          233,000       6,316,630
Public Service Electric & Gas Co., 4.18%, Ser B                                  BB+            7,900         647,800
Public Service Enterprise Group, Inc., 10.25%, Conv                              BBB-         155,450      12,602,331
Puget Sound Energy Capital Trust II, 8.40%                                       BB           103,900       2,685,815
TECO Capital Trust I, 8.50%                                                      B            469,800      11,932,920

Oil & Gas Exploration & Production 4.74%                                                                   31,448,640
Nexen, Inc., 7.35% (Canada)                                                      BB+        1,198,500      31,448,640

Other Diversified Financial Services 10.59%                                                                70,220,220
ABN AMRO Capital Funding Trust V, 5.90%                                          A            626,100      15,477,192
ABN AMRO Capital Funding Trust VII, 6.08%                                        A            328,000       8,298,400
Citigroup Capital VII, 7.125%                                                    A             98,700       2,558,304
Citigroup Capital VIII, 6.95%                                                    A            214,600       5,515,220
Citigroup Capital IX, 6.00%                                                      A            217,000       5,507,460
Citigroup Capital X, 6.10%                                                       A            100,000       2,544,000
Citigroup Capital XI, 6.00%                                                      A             25,000         631,250
General Electric Capital Corp., 5.875%                                           AAA          151,500       3,835,980
General Electric Capital Corp., 6.10%                                            AAA           51,210       1,323,266
JPMorgan Chase Capital IX, 7.50%, Ser I                                          A-            61,000       1,556,110
JPMorgan Chase Capital X, 7.00%, Ser J                                           A1           607,100      15,869,594
JPMorgan Chase Capital XI, 5.875%, Ser K                                         A-           289,700       7,103,444

Real Estate Investment Trusts 6.20%                                                                        41,123,485
Duke Realty Corp., 6.50%, Depositary Shares, Ser K                               BBB          110,000       2,776,400
Duke Realty Corp., 6.60%, Depositary Shares, Ser L                               BBB          109,840       2,759,181
Duke Realty Corp., 6.625%, Depositary, Shares, Ser J                             BBB           59,925       1,520,297
Duke Realty Corp., 7.99%, Depositary Shares, Ser B                               BBB          251,830      12,992,867
Public Storage, Inc., 6.45%, Depositary Shares, Ser X                            BBB+          25,000         630,000
Public Storage, Inc., 6.50%, Depositary Shares, Ser W                            BBB+         100,000       2,509,000
Public Storage, Inc., 7.50%, Depositary Shares, Ser V                            BBB+         497,643      12,953,647
Public Storage, Inc., 8.00%, Depositary Shares, Ser R                            BBB+         157,965       4,092,873
Public Storage, Inc., 8.60%, Depositary Shares, Ser Q                            BBB+          34,600         889,220

See notes to
financial statements.


10


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Regional Banks 3.75%                                                                                      $24,882,808
KeyCorp Capital VI, 6.125%                                                       BBB            9,900         250,470
National Commerce Capital Trust II, 7.70%                                        A-            80,300       2,091,012
PFGI Capital Corp., 7.75%                                                        A-           796,000      21,342,750
Regions Financing Trust I, 8.00%                                                 BBB+          46,856       1,198,576

Reinsurance 0.54%                                                                                           3,559,575
RenaissanceRe Holdings Ltd., 6.08%, Ser C (Bermuda)                              BBB+         153,100       3,559,575

Thrifts & Mortgage Finance 1.75%                                                                           11,619,862

Abbey National Plc, 7.25% (United Kingdom)                                       A-            73,580       1,877,762
Abbey National Plc, 7.375% (United Kingdom)                                      A-           370,000       9,742,100

Wireless Telecommunication Services 0.82%                                                                   5,475,274
United States Cellular, 7.50%                                                    A-           205,760       5,475,274


                                                   Interest       Maturity       Credit     Par value
Issuer, description                                    rate       date           rating (A)     (000)           Value

Short-term investments 3.69%                                                                              $24,500,000
(Cost $24,500,000)

Government U.S. Agency 3.69%                                                                               24,500,000
Federal Home Loan Bank, Disc Note                      3.00%      08-01-05       AAA          $24,500      24,500,000

Total investments 141.35%                                                                                $937,594,718

Other assets and liabilities, net 0.87%                                                                    $5,765,677

Fund preferred shares and accrued dividends (42.22%)                                                    ($280,069,188)

Total net assets 100.00%                                                                                 $663,291,207


(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,253,313 or 1.85% of the Fund's net assets as of July 31, 2005.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

July 31, 2005

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value
for each
common share.

Assets
Investments at value (cost $893,188,713)                         $937,594,718
Cash                                                                   78,685
Cash segregated for futures contracts                                 697,500
Receivable for investments sold                                       406,406
Dividends and interest receivable                                   5,174,642
Receivable for swap contracts                                          91,214
Unrealized appreciation of swap contracts                           3,514,859
Receivable for futures variation margin                               610,312
Other assets                                                           69,574

Total assets                                                      948,237,910

Liabilities
Payable for investments purchased                                   4,656,417
Payable to affiliates
Management fees                                                        42,673
Other                                                                  19,982
Other payables and accrued expenses                                   158,443

Total liabilities                                                   4,877,515

Auction Preferred Shares (APS) including accrued
dividends, unlimited number of shares of beneficial
interest authorized with no par value, 11,200 shares
issued, liquidation preference of $25,000 per share               280,069,188

Net assets

Common shares capital paid-in                                     610,275,344
Accumulated net realized gain on investments,
financial futures contracts and swap contracts                      4,144,891
Net unrealized appreciation of investments,
financial futures contracts and swap contracts                     48,465,609
Accumulated net investment income                                     405,363

Net assets applicable to common shares                           $663,291,207

Net asset value per common share
Based on 25,732,207 shares of beneficial interest
outstanding -- unlimited number of shares authorized
with no par value                                                      $25.78

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
July 31, 2005

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                         $58,044,913
Interest                                                            7,710,535

Total investment income                                            65,755,448

Expenses
Investment management fees                                          7,006,910
APS auction fees                                                      734,721
Accounting and legal services fees                                    218,944
Custodian fees                                                        151,348
Miscellaneous                                                         151,839
Printing                                                              111,752
Trustees' fees                                                         60,927
Professional fees                                                      57,791
Transfer agent fees                                                    36,703
Registration and filing fees                                           24,019

Total expenses                                                      8,554,954
Less expense reductions                                            (1,868,509)

Net expenses                                                        6,686,445

Net investment income                                              59,069,003

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments                                                         7,655,008
Financial futures contracts                                        (4,835,283)
Swap contracts                                                        (56,190)

Change in net unrealized appreciation (depreciation) of
Investments                                                        24,148,775
Financial futures contracts                                         2,721,479
Swap contracts                                                        300,723

Net realized and unrealized gain                                   29,934,512

Distributions to APS                                               (6,743,397)

Increase in net assets from operations                            $82,260,118

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

                                                       Year            Year
                                                      ended           ended
                                                    7-31-04         7-31-05
Increase (decrease) in net assets
From operations

Net investment income                           $59,424,887     $59,069,003

Net realized gain                                 4,048,361       2,763,535
Change in net unrealized
appreciation (depreciation)                     (10,678,971)     27,170,977
Distributions to APS                             (3,385,544)     (6,743,397)

Increase in net assets
resulting from operations                        49,408,733      82,260,118

Distributions to common shareholders
From net investment income                      (55,502,223)    (51,717,164)
From net realized gain                           (8,472,279)             --
                                                (63,974,502)    (51,717,164)
From Fund share transactions                      1,606,114         215,062

Net assets
Beginning of period                             645,492,846     632,533,191

End of period 1                                $632,533,191    $663,291,207

1 Includes accumulated (distributions in excess of) net investment income of ($62,349) and $405,363, respectively.

See notes to
financial statements.

FINANCIAL STATEMENTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                                  7-31-03 1   7-31-04     7-31-05
Per share operating performance
Net asset value, beginning of period                           $23.88 2    $25.15      $24.59
Net investment income 3                                          2.02        2.31        2.30
Net realized and unrealized
gain (loss) on investments                                       1.32       (0.25)       1.16
Distributions to APS                                            (0.12)      (0.13)      (0.26)
Total from investment operations                                 3.22        1.93        3.20
Less distributions to common shareholders
From net investment income                                      (1.80)      (2.16)      (2.01)
From net realized gain                                             --       (0.33)         --
                                                                (1.80)      (2.49)      (2.01)
Capital charges
Offering costs related to common shares                         (0.02)         --          --
Offering costs and underwriting discounts related to APS        (0.13)         --          --
                                                                (0.15)         --          --
Net asset value, end of period                                 $25.15      $24.59      $25.78
Per share market value, end of period                          $24.32      $24.14      $23.46
Total return at market value 4,5 (%)                             4.78 6,7    9.65        5.55

Ratios and supplemental data
Net assets applicable to common shares,
end of period (in millions)                                      $645        $633        $663
Ratio of expenses
to average net assets 8 (%)                                      1.00 9      1.02        1.02
Ratio of adjusted expenses
to average net assets 10 (%)                                     1.28 9      1.31        1.31
Ratio of net investment income
to average net assets 11 (%)                                     9.11 9      9.21        9.03
Portfolio turnover (%)                                             20          21          24

Senior securities
Total value of APS outstanding (in millions)                     $280        $280        $280
Involuntary liquidation preference
per unit (in thousands)                                           $25         $25         $25
Average market value per unit (in thousands)                      $25         $25         $25
Asset coverage per unit 12                                    $83,686     $79,892     $83,539

See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Financial Highlights

 1 Inception period from 8-27-02 through 7-31-03.

 2 Reflects the deduction of a $1.125 per share sales load.

 3 Based on the average of the shares outstanding.

 4 Assumes dividend reinvestment.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Assumes dividend reinvestment and a purchase at the offering price of $25.00 per share on the inception date and a sale at the current market price on the last day of the period.

 8 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.72%, 0.71% and 0.72%, respectively.

 9 Annualized.

10 Ratios calculated on the basis of expenses relative to the average net assets of common shares that do not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized adjusted ratios of expenses would have been 0.92%, 0.91% and 0.92%, respectively.

11 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 6.59%, 6.43% and 6.33%, respectively.

12 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

FINANCIAL STATEMENTS


NOTES TO
STATEMENTS


FINANCIAL HIGHLIGHTS

Note A
Accounting policies

John Hancock Preferred Income Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts. On July 31, 2005, the Fund had deposited $697,500 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on July 31, 2005:

                             NUMBER OF
OPEN CONTRACTS               CONTRACTS   POSITION    EXPIRATION   APPRECIATION
------------------------------------------------------------------------------
U.S. 10-year Treasury Note   279         Short       Sep 05            $80,648
U.S. 10-year Treasury Note   280         Short       Sep 05             89,913
U.S. 10-year Treasury Note   281         Short       Sep 05            103,408
U.S. 10-year Treasury Note   90          Short       Sep 05            270,776

                                                                      $544,745

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund's portfolio against interest-rate fluctuations or to enhance the Fund's income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Accrued interest receivable or payable on the swap contracts is recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty's ability to perform under the contract, and may decline in value if the counterparty's creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on July 31, 2005:

                   RATE TYPE
             ------------------------
                         PAYMENTS
NOTIONAL     PAYMENTS    MADE           RECEIVED  TERMINATION
AMOUNT       BY FUND     BY FUND        DATE      APPRECIATION
--------------------------------------------------------------
$70,000,000  2.56%(a)    3-month LIBOR  June 08   $3,514,859

(a) Fixed rate

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended July 31, 2004, the tax character of distributions paid was as follows: ordinary income $66,135,011 and long-term capital gains $1,225,035. During the year ended July 31, 2005, the tax character of distributions paid was as follows: ordinary income $58,460,561.

As of July 31, 2005, the components of distributable earnings on a tax basis included $1,709,201 of undistributed ordinary income and $3,493,904 of undistributed long- term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of the John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, "managed assets").

The Adviser has contractually agreed to limit the Fund's management fee to the following: 0.55% of the Fund's average daily managed assets until the fifth anniversary of the commencement of the Fund's operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of average daily managed assets in the eighth year. Accord ingly, the expense reductions related to the reduction in management fee amounted to $1,868,509 for the year ended July 31, 2005. After the eighth year the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $218,944. The Fund also paid the Adviser the amount of $32 for certain publishing services, included in the printing fees and the amount of $14,025 for certain compliance costs, included in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

Common shares

This listing illustrates the Fund's distributions reinvested, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                                  Year ended 7-31-04            Year ended 7-31-05
                                              Shares          Amount        Shares          Amount
Beginning of period                       25,661,053    $608,692,402    25,723,740    $610,100,382
Distributions reinvested                      62,687       1,606,114         8,467         215,062
Reclassification of capital accounts              --        (198,134)           --         (40,100)

End of period                             25,723,740    $610,100,382    25,732,207    $610,275,344

Auction preferred shares

The Fund issued a total of 11,200 Auction Preferred Shares (2,240 shares of Series M, 2,240 shares of Series T, 2,240 shares of series W, 2,240 shares of Series TH and 2,240 shares of Series F) (collectively, the "APS") on October 23, 2002, in a public offering. The underwriting discount of $2,800,000 has been charged to capital paid-in of common shares during the period ended July 31, 2003. Offering costs of $617,673 related to common shares and offering costs of $385,442 incurred in connection with the preferred shares were charged to the Fund's capital paid-in during the period ended July 31, 2003.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction (except for Series W, which reset its rate on April 21, 2005, at which time the Fund elected a Special Dividend Payment of 182 days for the subsequent distributions). During the year ended July 31, 2005, dividend rates on APS ranged as follows: Series M from 1.45% to 3.50%, Series T from 1.55% to 3.35%, Series W from 1.30% to 3.47%, Series TH from 1.50% to 3.44% and Series F from 1.50% to 3.40%. Accrued dividends on APS are included in the value of APS on the Fund's Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS, as defined in the Fund's by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS, as a class, have the right to elect a majority of the

Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended July 31,2005, aggregated $237,241,541 and $213,538,787, respectively.

The cost of investments owned on July 31, 2005, including short-term investments, for federal income tax purposes was $893,271,885. Gross unrealized appreciation and depreciation of investments aggregated $56,434,481 and $12,111,648, respectively, resulting in net unrealized appreciation of $44,322,833. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and amortization of premiums on debt securities.

Note E
Reclassification
of accounts

During the year ended July 31, 2005, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $180,830, a decrease in accumulated net investment income of $140,730 and a decrease in capital paid-in of $40,100. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of July 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, non-deductible organizational costs, amortization of premium and interest-rate swap tax adjustments. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Change in
Independent Auditor
(unaudited)

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended July 31, 2006. During the two most recent fiscal years, Deloitte & Touche LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Preferred Income Fund (the "Fund"), as of July 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended July 31, 2004 and 2005 and the financial highlights for each of the years in the two-year period ended July 31, 2005 and for the period from August 27, 2002 through July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 12, 2005

TAX INFORMATION
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended July 31, 2005, 36.88% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment
objective
and policy

The Fund's primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund's secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities, which are rated investment-grade or higher by Moody's or Standard & Poor's at the time of investment. "Assets" are defined as net assets, including the liquidation preference of APS, plus borrowing for investment purposes.

By-laws

On December 16, 2003, the Trustees approved the following change to the Fund's by-laws. The auction preferred shares section of the Fund's by-laws was changed to update the rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountants' confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended July 31, 2005, dividends from net investment income totaling $2.010 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

                            INCOME
PAYMENT DATE              DIVIDEND
----------------------------------
September 1, 2004           $0.180
October 1, 2004              0.180
November 1, 2004             0.180
December 1, 2004             0.180
December 31, 2004            0.180
February 1, 2005             0.180
March 1, 2005                0.155
April 1, 2005                0.155
May 2, 2005                  0.155
June 1, 2005                 0.155
June 30, 2005                0.155
July 29, 2005                0.155

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares

(out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and
(2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone:
1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 7, 2005, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 25,253,004 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes for each Trustee tabulated as follows:

                                                 WITHHELD
                              FOR               AUTHORITY
----------------------------------------------------------
James F. Carlin               25,032,509          209,465
Richard P. Chapman, Jr.       25,022,738          219,236
William H. Cunningham         25,008,464          233,510
James A. Shepherdson*         25,032,772          209,202

* Mr. James A. Shepherdson resigned effective July 15, 2005.

The preferred shareholders elected Patti McGill Peterson as a Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 11,025 FOR, 0 AGAINST and 5 ABSTAINING.

The common and preferred shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending July 31, 2005, with the votes tabulated as follows: 25,040,976 FOR, 88,122 AGAINST and 123,906 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock
Preferred Income Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Preferred Income Fund (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser") for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory
Agreement.

Fund Performance

The Board noted that the Fund had less than three full years of operational history, and considered the performance results for the Fund reported by Lipper through December 31, 2004. The

Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a repre sentative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was not appreciably below the median and average performance of its Universe for the time period under review. The Board also noted that the Fund performed lower than its benchmark index, the Lipper Closed-End Income and Preferred Funds Index, as did the Universe. The Board recognized the relatively short operational history of the Fund and indicated its intent to continue to monitor the Fund's performance trends.

Investment Advisory Fee
Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). In addition, the Board reviewed and considered the existing fee waiver/limit arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/limits into account (the "Net Advisory Rate"). The Board received and considered information comparing the Advisory Agreement Rate and the Net Advisory Rate with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was near the mid-range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the Net Advisory Rate was lower than the median rate of the Peer Group. The Board concluded that the Advisory Agreement Rate and the Net Advisory Rate were reasonable in relation to the services provided.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was lower than the Peer Group's and Universe's median total operating expense ratio.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund's total expenses ranking relative to its Peer Group.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other Benefits to
the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's and the Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             2002                51
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 2002                51
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                51
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944                                                           2002                51
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet


30



Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               2002                51
service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  2002                51
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College; Director, Boston Municipal Research Bureau; Member
of the Advisory Board, Carroll Graduate School of Management at
Boston College.

John A. Moore, 2 Born: 1939                                                                 2002                51
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2002                51
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944                                                            2002                51
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


31



Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
Keith F. Hartstein, Born: 1956                                                                                  2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, John Hancock Advisers, LLC (the
"Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC. ("John Hancock Funds"); Director, President and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp.");
Director, John Hancock Signature Services, Inc.; President, John Hancock Trust;
Chairman and President, NM Capital Management, Inc. (NM Capital) (since
2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President, John Hancock Funds, LLC
(until 2005).

William H. King, Born: 1952                                                                                     2002
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds; Assistant Treasurer of each of the John
Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947                                                                                2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Fidelity Investments --
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Fidelity Investments -- Vice President and Ethics & Compliance Officer (until 2001).


The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent and
dividend disburser

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for DARTS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York
Stock Exchange:
HPI

For shareholder assistance
refer to page 26


How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:
          Mellon Investor Services
          85 Challenger Road
          Overpeck Centre
          Ridgefield Park, NJ 07660

Phone     Customer service representatives        1-800-852-0218
          Portfolio commentary                    1-800-344-7054
          24-hour automated information           1-800-843-0090
          TDD line                                1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]


1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P800A  7/05
       9/05


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ITEM 2.  CODE OF ETHICS.

As of the end of the period, July 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $32,850 for the fiscal year ended July 31, 2004 and $34,500 for the fiscal year ended July 31, 2005. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended July 31, 2004 and fiscal year ended July 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,250 for the fiscal year ended July 31, 2004 and $2,400 for the fiscal year ended July 31, 2005. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended July 31, 2004 and $4,000 for the fiscal year ended July 31, 2005. There were no other fees during the fiscal year ended July 31, 2004 and July 31, 2005 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant's report on the registrant's Eligible Asset Coverage. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $24,550 for the fiscal year ended July 31, 2004, and $71,400 for the fiscal year ended July 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman Richard P. Chapman, Jr. Dr. John A. Moore Patti McGill Peterson

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may
recommend nominees to the registrant's Board of Trustees.   A copy of the
procedures is filed as an exhibit to this Form       N-CSR. See attached
"John Hancock Funds - Administration Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
    -------------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date: September 30, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Keith F. Hartstein
    -------------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date: September 30, 2005


By: /s/ John G. Vrysen
    -------------------------------------
    John G. Vrysen
    Executive Vice President and Chief Financial Officer

Date: September 30, 2005